UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under §240.14a-12

Zeta Global Holdings Corp.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ZETA GLOBAL HOLDINGS CORP.
3 Park Ave. 33rd Floor
New York, NY 10016

NOTICE & PROXY STATEMENT

2023 Annual Meeting of Stockholders

June 9, 2023

1:00 p.m. (Eastern time)

April 27, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Zeta Global Holdings Corp. at 1:00 p.m. Eastern time, on Friday, June 9, 2023 at the offices of Latham & Watkins LLP, 1271 Avenue of the Americas, New York, NY 10020.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. In such case, your previously submitted proxy will be disregarded.

Thank you for your support.

Sincerely,

David Steinberg

Chief Executive Officer and Co-Founder

ZETA GLOBAL HOLDINGS CORP.
3 Park Ave. 33rd Floor
New York, NY 10016

Notice of Annual Meeting of Stockholders

TO BE HELD ON FRIDAY, JUNE 9, 2023

The Annual Meeting of Stockholders (the “Annual Meeting”) of Zeta Global Holdings Corp., a Delaware corporation (the “Company”), will be held at 1:00 p.m. Eastern time on Friday, June 9, 2023 at the offices of Latham & Watkins LLP, 1271 Avenue of the Americas, New York, NY 10020. The Annual Meeting will be held for the following purposes:

•
To elect William Landman, Robert Niehaus and Jeanine Silberblatt as Class II directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 17, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting may be continued, postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

/s/ Steven Vine

Steven Vine
General Counsel and Secretary

New York, NY
April 27, 2023

i

ZETA GLOBAL HOLDINGS CORP.
3 Park Ave. 33rd Floor
New York, NY 10016

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Zeta Global Holdings Corp. (the “Company”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 9, 2023 (the “Annual Meeting”), at 1:00 p.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of shares of our Class A common stock, par value $0.001 per share (the “Class A Stock”), and our Class B common stock, par value $0.001 per share (the “Class B Stock,” and together with our Class A Stock, the “Common Stock”), as of the close of business on April 17, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 176,197,888 shares of Class A Stock and 31,723,379 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A Stock is entitled to one vote per share and each share of Class B Stock is entitled to 10 votes per share on any matter presented to stockholders at the Annual Meeting. The holders of Class A Stock and Class B Stock will vote together as a single class on all matters to be presented to stockholders at the Annual Meeting.

On or about April 27, 2023, we began to mail to our Stockholders of record as of the close of business on the Record Date a full set of proxy materials (including the notice of annual meeting of stockholders, this proxy statement, annual report and proxy card) or a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2022 (the “2022 Annual Report”) and vote online.

In this proxy statement, “Zeta”, “Company”, “we”, “us”, and “our” refer to Zeta Global Holdings Corp.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON Friday, JUNE 9, 2023

This Proxy Statement and our 2022 Annual Report to Stockholders are available at www.edocumentview.com/ZETA

Proposals

At the Annual Meeting, our stockholders will be asked:

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To elect William Landman, Robert Niehaus and Jeanine Silberblatt as Class II directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
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To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted by the proxies in accordance with the recommendations of the Board, and the Board recommends that you vote:

•
FOR the election of William Landman, Robert Niehaus and Jeanine Silberblatt as Class II directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified; and
•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Zeta is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about April 27, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet or phone, or how to request a paper proxy card. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or single set of the proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will likely be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials or single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or full set of proxy materials, please notify your broker. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials or the

full set of proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 17, 2023. You are entitled to vote at the Annual Meeting only if you were a holder of record of Class A Stock or Class B Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Class A Stock is entitled to one vote per share and each outstanding share of Class B Stock is entitled to 10 votes per share on all matters presented at the Annual Meeting. The holders of Class A Stock and Class B Stock will vote together as a single class on all matters presented to stockholders at the Annual Meeting. At the close of business on the Record Date, there were 176,197,888 shares of Class A Stock and 31,723,379 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting, representing 36% and 64% voting power of our Common Stock, respectively.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

You may attend the Annual Meeting only if you are a Zeta stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you plan to attend the Annual Meeting, you must email the Company’s investor relations staff at ir@zetaglobal.com no later than 5:00 p.m. Eastern time on June 7, 2023 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your bank or broker holds your shares in street name, you will also be required to present proof of beneficial ownership of our common stock on the Record Date, such as the Internet Notice you received from your bank or broker, a bank or brokerage statement, or a letter from your bank or broker showing that you owned shares of our common stock at the close of business on the Record Date.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, then either the Chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the meeting, present in person or by proxy, is authorized by our Amended and Restated Bylaws to recess or adjourn the meeting. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

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by Internet—You can vote over the Internet at www.investorvote.com/ZETA by following the instructions on the Internet Notice or proxy card;
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by Telephone—You can vote by telephone by calling 1-800-652-8683 and following the instructions on the Internet Notice or proxy card;
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by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
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At the Meeting— You can vote in person at the meeting at the offices of Latham & Watkins LLP, 1271 Avenue of the America, New York, NY 10020 on June 9, 2023 at 1:00 p.m. Eastern time.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 8, 2023. To vote via the Internet or telephone, you will need the control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
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by granting a subsequent proxy through the Internet or telephone;
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by giving written notice of revocation to the Secretary of Zeta at our offices at 3 Park Ave, 33rd Floor, New York, NY 10016 prior to the Annual Meeting; or
•
by voting at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

Who will count the votes?

A representative of Computershare, our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a Q&A session, during which we intend to answer questions that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that attend the Annual Meeting will be permitted to ask questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

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irrelevant to the business of the Company or to the business of the Annual Meeting;
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related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
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related to any pending, threatened or ongoing litigation;
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related to personal grievances or in furtherance of the stockholder’s personal or business interests;
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derogatory references to individuals or that are otherwise in bad taste;
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substantially repetitious of questions already made by another stockholder;
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in excess of the two question limit; or
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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson of the Annual Meeting or Secretary in their reasonable judgment.

How many votes are required for the approval of the proposals to be voted upon and how will withholds, abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	A plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions have no effect on the ratification of the appointment of Deloitte & Touche LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the date of the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors

At the Annual Meeting, three (3) Class II directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have seven (7) directors on our Board. Our current Class II Directors are William Landman, Robert Niehaus and Jeanine Silberblatt. The Board has nominated each of the foregoing director candidates to serve as Class II directors until the 2026 Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

In accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The current class structure is as follows: Class I, whose term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose current term will expire at the Annual Meeting, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are William Royan and Jené Elzie; the current Class II Directors are William Landman, Robert Niehaus and Jeanine Silberblatt; and the current Class III Directors are David Steinberg and John Sculley.

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, subject to the rights of holders of any series of preferred stock, the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Prior to the date as of which the holders of Class B Common Stock no longer hold at least a majority of the voting power of the outstanding shares of common stock (the “Sunset Date”), and subject to the rights of the holders of any series of preferred stock then outstanding in respect of preferred stock directors, any director or the entire Board may only be removed with or without cause by the affirmative vote of the holders of a majority in voting power of our common stock then entitled to vote at an election of directors. After the Sunset Date, any director or the entire Board may be removed only for cause and only by the affirmative vote of the holders of a majority in voting power of our common stock then entitled to vote at an election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class II Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event that any of William Landman, Robert Niehaus and Jeanine Silberblatt should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the election of each of the below Class II Director nominees.

Nominees For Class II Director (terms to expire at the 2026 Annual Meeting)

The current members of the Board who are also nominees for election to the Board are as follows:

Name	Age	Served as a Director Since	Position with Zeta
William Landman	70	2008	Director
Robert Niehaus	67	2012	Director
Jeanine Silberblatt	45	2022	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director nominee for election at the Annual Meeting are as follows:

William Landman

William Landman has served on our Board since 2008. Mr. Landman is the Co-founder and Managing Principal of MainLine Investment Partners, LLC, where he directs the investment activities, management and strategic initiatives of the company and its affiliates, MainLine Private Wealth and Merion Realty Partners. Since 1987, Mr. Landman has also been a Principal and Senior Managing Director of CMS Companies, an alternative investments firm. Further, he is a Senior Advisor at Renovus Capital, an education-oriented small business investment company, and is a Principal and Manager of Merion Residential, a real estate management company. He holds a BA from the University of Pittsburgh and a JD from the University of Pittsburgh School of Law.

We believe that Mr. Landman is qualified to serve on our Board due to his longstanding experience in investments and company management.

Robert Niehaus

Robert Niehaus has served on our Board since 2012 and has over 30 years of experience in investment and private equity. Mr. Niehaus is the Chairman and Founder of GCP Capital Partners LLC (“GCP”) and has served as Chairman of GCP and its predecessor business Greenhill Capital Partners and their respective Investment Committees since 2000. In addition, Mr. Niehaus is Chairman of Iridium Communications Inc., a satellite communications company, and previously served as a Director for Heartland Payment Systems, a payments technology business. He holds a BA in international affairs from Princeton University and an MBA from Harvard Business School.

We believe Mr. Niehaus is qualified to serve on our Board due to his extensive corporate governance and investment strategy experience.

Jeanine Silberblatt

Jeanine Silberblatt has served on our Board since 2022. She has over 20 years of experience across retail, tech and finance, having worked for or with large omnichannel retailers, direct-to-consumer brands, AI-enabled business models and financial services firms. She most recently served as Vice President, eCommerce & Digital Marketing, at Pottery Barn Teen at Williams-Sonoma, Inc. from 2020 to 2023. From 2017 to 2020, she was the Vice President/General Manager, Merchandising & Brand Partnerships at Stockwell AI Inc. She is also a Founding Member of Chief, a private network designed for senior women leaders to strengthen their leadership journey, cross-pollinate ideas across industries, and effect change from the top-down. She also serves on the board of Fashion Incubator San Francisco (FiSF), a non-profit incubator committed to turning fashion apparel designers into successful San Francisco entrepreneurs and employers. Ms. Silberblatt holds a Bachelor of Science from Delaware State University and an MBA from Harvard Business School.

We believe Ms. Silberblatt is qualified to serve on our Board due to her experience as an executive in marketing.

Continuing members of the Board of Directors:
Class I Directors (terms to expire at the 2025 Annual Meeting)

The current members of the Board who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Zeta
William Royan	55	2017	Director
Jené Elzie	49	2021	Director

William Royan

William Royan has served on our Board since 2017. He is the Managing Partner and Chair of the Investment Committee of GPI Capital, an alternative investment firm. Previously, he was a member of the Global Management Committee and Chief Investment Officer of a predecessor fund of BTG Pactual, a global financial services firm. Mr. Royan has been a director of numerous public and private companies, including the TMX Group, a Canadian financial services company that operates various market exchanges, where he chaired its Governance Committee, and BTG Pactual, a financial company offering investment banking, as well as wealth and asset management services. He holds a Bachelor of Commerce from the University of Calgary and an MBA from the University of Chicago.

We believe Mr. Royan is qualified to serve on our Board because of his background in financial services.

Jené Elzie

Jené Elzie has served on our Board since 2021. She has over three decades of experience as a sports and entertainment executive, having worked for and with some of the most respected global brands in the industry, including NBA, Golf Channel, Comcast/NBCUniversal, and Fox Sports. She currently serves as President of Seven Springs Global Advisors, a business transformation advisory firm. From 2018 to 2022, Ms. Elzie served as Chief Growth Officer for Athletes First Partners, a sports marketing agency representing sports properties, including the National Basketball Players Association, the National Basketball Retired Players Association, and the US Olympic & Paralympic Committee. She also serves on the board of Varsity Brands, Inc. and Invited (formerly ClubCorp.). From 2013 to 2018, she served as Vice President, International Marketing at the National Basketball Association. Ms. Elzie holds a bachelor’s degree in economics and a master’s degree in sociology, both from Stanford University.

We believe Ms. Elzie is qualified to serve on our Board because of her extensive experience as an executive in the marketing, sports and entertainment industries.

Class III Directors (terms to expire at the 2024 Annual Meeting)

The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Zeta
David Steinberg	53	2007	Chairman and Chief Executive Officer
John Sculley	84	2008	Director

David Steinberg

David Steinberg has been a member of our Board since 2007 and is the Co-founder, Chairman and Chief Executive Officer of Zeta. Mr. Steinberg is also Chairman of CAIVIS Investment Company, Kica Investments and On Demand Pharmaceuticals. Previously, he was the founder and Chief Executive Officer of InPhonic, a seller of wireless phones and communications products and services. Prior to that he was the Chairman and Chief Executive Officer of Sterling Cellular. He holds a BA in Economics from Washington & Jefferson College.

We believe that Mr. Steinberg is qualified to serve on our Board due to his marketing and entrepreneurial background.

John Sculley

John Sculley has served on our Board since 2008 and is the Co-founder and Vice Chairman of Zeta. Since leaving his role of CEO at Apple Computer, Inc. in 1993, Mr. Sculley has focused on investing in early-stage companies as a venture capitalist and co-founder of several companies. He holds a BA from Brown University and an MBA from the Wharton School at the University of Pennsylvania.

We believe Mr. Sculley is qualified to serve on our Board due to the expertise he brings in marketing and company leadership.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2024. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described in the section titled “Committees of the Board,” the audit committee has done the following things:

•
Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, reviewed and discussed with management and Deloitte the Company’s audited consolidated financial statements.
•
Discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
•
Evaluated Deloitte’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the audit committee concerning independence and discussions with Deloitte regarding its independence.

Based on the reviews and discussions with management and Deloitte cited above, including the review of Deloitte’s disclosures and letter to the audit committee and review of the representations of management and the reports of Deloitte, the audit committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC.

Audit Committee of the Board of Directors

Robert Niehaus (Chair)
William Royan
William Landman

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2022	2021
Audit Fees	$ 1,324,068	$ 1,295,990
Audit Related Fees	—	1,124,663
Tax Fees	—	—
All Other Fees	293,189	—
Total Fees	$ 1,617,257	$ 2,420,653
Audit Fees

Audit fees for the fiscal years ended December 31, 2022 and December 31, 2021 include fees for professional services rendered for the audit of our annual consolidated financial statements and for reviews of our financial statements included in our Quarterly Reports on Form 10-Q.

Audit Related Fees

Audit related fees for the fiscal year ended December 31, 2021 include fees for professional services provided in connection with our initial public offering incurred during the fiscal year ended December 31, 2021, including comfort letters, consents, and review of documents filed with the SEC and with our Registration Statement on Form S-8.

All Other Fees

All other fees for the fiscal year ended December 31, 2022 include advisory services provided in connection with Company’s preparedness for 404(A) / 404(B) of the Sarbanes-Oxley Act.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre‑approved all services performed since the pre‑approval policy was adopted.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
David Steinberg (1)	53	Chairman and Chief Executive Officer
Christopher Greiner (2)	47	Chief Financial Officer
Steven Gerber (3)	53	President and Chief Operating Officer

_____________________

(1)	See biography on page 10 of this proxy statement.
(2)

Christopher Greiner has been the Chief Financial Officer of Zeta since 2020. He has over 20 years of experience in the technology industry. Prior to joining Zeta, Mr. Greiner served as Chief Financial Officer of LivePerson Inc., an AI-powered conversational cloud provider, from 2018 through March 2020 and before that spent five years at Inovalon, a cloud-based healthcare and life sciences analytics company, first as Chief Product and Operations Officer and then as Chief Financial Officer. Mr. Greiner also held roles of increasing executive responsibility at IBM from 1999 until 2012 and Computer Sciences Corporation (“CSC”) from 2012 to 2013. He holds a BBA in Finance and Economics from Baylor University.

(3)

Steven Gerber has been the President and Chief Operating Officer of Zeta since 2009. Mr. Gerber oversees the day-to-day management of the Company, including product development, business development, customer success and operations. He has more than 20 years of experience in data-driven digital technology. Previously, Mr. Gerber was a Senior Vice President at Tranzact LLC and held management positions at Bain & Company and Digitas LLC. He holds a BA from Northwestern University and an MBA from Columbia University.

CORPORATE GOVERNANCE
General

Our Board has adopted Corporate Governance Guidelines, a Code of Ethics and Conduct, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Ethics and Conduct in the “Governance” section of the “Investors” page of our website located at www.investors.zetaglobal.com, or the Company will furnish a copy of such documents to any person, without charge, upon written request to our Secretary at our offices at 3 Park Ave, 33rd Floor, New York, NY 10016.

Board Composition

Our Board currently consists of seven members: David Steinberg, Jené Elzie, William Landman, Robert Niehaus, William Royan, John Sculley and Jeanine Silberblatt. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Prior to the Sunset Date, directors may be removed with or without cause only by the affirmative vote of the holders of a majority in voting power of our common stock then entitled to vote at an election of directors. After the Sunset Date, directors may be removed only for cause by the affirmative vote of the holders of a majority in voting power of our common stock then entitled to vote at an election of directors.

Director Independence

Our Board has determined that each of Jené Elzie, William Landman, Robert Niehaus, William Royan, John Sculley and Jeanine Silberblatt qualifies as “independent” in accordance with the listing requirements of the New York Stock Exchange (“NYSE”). In making these determinations, our Board reviewed and discussed information provided by the directors and management with regard to each director’s business and personal activities and relationships as they may relate to the Company and our management. There are no family relationships among any of our directors or executive officers.

Executive Sessions

Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. We also hold an executive session including only independent directors at least once per year.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, strong ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member or executive officer of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and geographic background, gender, age and ethnicity. The Nominating & Corporate Governance Committee and the Board are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new Board candidates are chosen. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company’s business. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Zeta Global Holdings Corp., 3 Park Ave, 33rd Floor, New York, NY 10016. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders and other Interested Parties

The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders and other interested parties who wish to send communications on any topic to the Chairperson of the Board, the independent or non-management directors, or the Board as a whole, should address such communications to the applicable party or parties in writing: c/o Secretary, Zeta Global Holdings Corp., 3 Park Ave, 33rd Floor, New York, NY 10016.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. The Company’s current Board leadership structure comprises a combined Chairperson of the Board and Chief Executive Officer as well as highly qualified, active independent directors. Our Board exercises its judgment in combining or separating the roles of Chairperson of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management and for overseeing management of regulatory risks. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and for overseeing financial and cybersecurity risks. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Code of Ethics and Conduct

We have a written Code of Ethics and Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and agents and representatives. We have posted a current copy of the Code of and Ethics and Conduct on our website, www.investors.zetaglobal.com, in the “Governance” section under “Governance Documents.” The nominating and corporate governance committee of our Board is responsible for overseeing our code of ethics and conduct and any waivers applicable to any director, executive officer or employee. We intend to disclose any future amendments to certain provisions of our code of ethics and conduct, or waivers of such provisions applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and agents and representatives, on our website identified above or in public filings within four business days. In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Ethics and Conduct.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Attendance by Members of the Board of Directors at Meetings

There were 11 meetings of the Board during the fiscal year ended December 31, 2022 and each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which are available on our website at www.investors.zetaglobal.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairperson of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Robert Niehaus	Chairperson	Chairperson
William Royan	X
William Landman.	X	X	X
John Sculley.			Chairperson
Jené Elzie		X	X

Audit Committee

Our audit committee oversees our accounting and financial reporting process. Among other matters, the audit committee:

•
appoints our independent registered public accounting firm;
•
evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•
determines the engagement of the independent registered public accounting firm;
•
reviews and approves the scope of the annual audit and pre-approves the audit and non-audit fees and services;
•
reviews and approves all related party transactions on an ongoing basis;
•
establishes procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters;
•
discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
•
approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•
discusses on a periodic basis, and as appropriate, with management, the Company’s policies and procedures with respect to risk assessment and risk management;
•
is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;
•
investigates any reports received through the ethics helpline and reports to the board of directors periodically with respect to any information received through the ethics helpline and any related investigations; and
•
reviews the audit committee charter and the audit committee’s performance on an annual basis.

The Audit Committee charter is available on our website at www.investors.zetaglobal.com. Our audit committee consists of Robert Niehaus, William Royan and William Landman. Our Board has determined that all members are independent under the Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. The chair of our audit committee is Robert Niehaus. Our Board has determined that each member is an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K. Our Board has also determined that each member of our audit committee can read and understand fundamental consolidated financial statements, in accordance with applicable requirements.

The Audit Committee met five times in 2022.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•
reviewing and approving or recommending corporate goals and objectives relevant to compensation of our executive officers (other than our Chief Executive Officer), evaluating the performance of these officers in light of those goals and objectives and approving the compensation of these officers based on such evaluations;
•
reviewing and approving or making recommendations to our board of directors regarding the issuance of stock options and other awards under our stock plans to our executive officers (other than our Chief Executive Officer);
•
reviewing the performance of our Chief Executive Officer and making recommendations to our board of directors with respect to his or her compensation, and our board of directors retains the authority to make compensation decisions relative to our Chief Executive Officer; and
•
reviewing and evaluating, on an annual basis, the compensation committee charter and the Compensation Committee’s performance.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at www.investors.zetaglobal.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an executive officer the authority to grant equity awards to certain employees and consultants, as further described in its charter and subject to the terms of our equity plans.

Our Compensation Committee consists of Robert Niehaus, Jené Elzie and William Landman. The chair of our compensation committee is Robert Niehaus. Our Board has determined that all members are independent under NYSE’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met twice in 2022.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

•
making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors; and
•
overseeing our corporate governance policies and making recommendations to our board of directors concerning governance matters.

The Nominating and Corporate Governance Committee charter is available on our website at www.investors.zetaglobal.com. Our nominating and corporate governance committee consists of John Sculley, Jené Elzie, and William Landman. Our Board has determined that all members are independent under the NYSE listing rules. The chair of our nominating and corporate governance committee is John Sculley. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met once in 2022.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “2022 Summary Compensation Table” below. In 2022, our “named executive officers” and their positions were as follows:

•
David Steinberg, Chairman and Chief Executive Officer;
•
Christopher Greiner, Chief Financial Officer; and
•
Steven Gerber, President and Chief Operating Officer.
2022 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(4)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
David Steinberg	2022	$750,000	$475,000	$18,336,846	$ 750,000	$415,657	$20,727,503
Chairman and Chief Executive Officer	2021	$750,000	$675,000	$213,985,907	$ 750,000	$293,550	$216,454,457
Christopher Greiner	2022	$500,000	$350,000	$7,134,878	$ 500,000	$4,575	$8,489,453
Chief Financial Officer	2021	$500,000	$250,000	$22,822,319	$ 500,000	$59,350	$24,131,669
Steven Gerber	2022	$550,000	$350,250	$8,725,848	$ 500,500	$19,575	$10,146,173
President and Chief Operating Officer	2021	$550,000	$600,000	$34,673,319	$ 500,000	$4,350	$36,327,669

_____________________

(1)

Amounts reflect the full grant-date fair value of restricted stock awards and performance-based restricted stock units granted during the applicable year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. For performance-based restricted stock units, the amounts were calculated based on the probable outcome of the performance condition as of the grant date. For the performance-based restricted stock units granted in 2022, the following are the values of the performance-based restricted stock units as of the grant date assuming attainment of the maximum level of performance: Mr. Steinberg ($27,391,500), Mr. Greiner ($16,739,250) and Mr. Gerber ($20,087,100). 2021 amounts shown for Mr. Steinberg ($204,208,407), Mr. Greiner ($21,151,069) and Mr. Gerber ($33,002,069) also reflect the incremental fair value attributable to the modification of outstanding equity awards during 2021 due to the change in the vesting schedule. We provide information regarding the assumptions used to calculate the value of all equity awards made to executive officers in Note 13 to the consolidated financial statements included in our 2022 Annual Report on Form 10-K.

(2)	Amounts reflect cash bonuses earned under our annual performance-based bonus programs for 2022. See “2022 Bonuses” below for additional information.
(3)

Amount shown for Mr. Steinberg includes (i) the cost of maintaining an apartment for corporate purposes and Mr. Steinberg’s and other employees’ use while on company business ($292,300 for 2022), (ii) certain club membership fees ($102,882 for 2022) and (iii) executive concierge services as part of Mr. Steinberg’s health insurance coverage. Amount shown for Mr. Greiner reflects matching contributions under our 401(k) plan. Amount shown for Mr. Gerber includes executive concierge services as part of Mr. Gerber’s health insurance coverage and matching contributions under our 401(k) plan.

(4)	Amounts shown reflect discretionary bonuses granted in recognition of the achievement of revenue and profit goals that exceeded the Company’s 2022 financial budget.

2022 Salaries

The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The 2022 annual base salaries for our named executive officers remained unchanged from 2021 and were:

Name	2022 Annual Base Salary
David Steinberg	$ 750,000
Christopher Greiner	$ 500,000
Steven Gerber	$ 550,000

2022 Bonuses

We provide annual bonuses designed to motivate and reward our executives, including our named executive officers, for achievements relative to certain company performance metrics for the year. For 2022, the target bonus opportunity for Mr. Steinberg, Mr. Gerber and Mr. Greiner, expressed as a percentage of base salary was 100%, 91% and 100%, respectively.

Our board determines the bonus amounts for our executives, including our named executive officers, based on company performance against pre-established objectives and retains discretion to allow for individual adjustments based on such factors as it deems appropriate. Our corporate performance objectives for 2022 generally related to certain financial and operational performance metrics and the company’s actual performance as compared against 2022 budget. In assessing our named executive officers’ 2022 bonuses, the board also considered extraordinary individual performance for the year.

The annual bonuses awarded to our named executive officers for 2022 performance are set forth above in the 2022 Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

Equity Compensation

The following table sets forth the restricted stock awards and performance-based restricted stock units granted to our named executive officers during 2022 as the long-term incentive component of our compensation program. See the Outstanding Equity Awards at Fiscal Year-End Table below for additional information on these awards.

Named Executive Officer	Restricted Stock Awards (1)	Target # of Performance-Based Restricted Stock Units (2)
David Steinberg	775,000	450,000
Steven Gerber	160,000	330,000
Christopher Greiner	118,000	275,000

_____________________

(1)	The restricted stock awards vested as to 25% of the shares on March 14, 2023, with the remaining 75% of the shares scheduled to vest quarterly thereafter over three years.
(2)

The performance-based restricted stock units (“PSUs”) will be earned between 0% of target and a varying maximum percentage of target for each NEO based upon the volume-weighted average closing price per share of our Class A Common Stock during the final 20 consecutive trading days of each fiscal quarter beginning with the fourth fiscal quarter of 2022 and ending with, and including, the fourth fiscal quarter of 2026. The maximum number of PSUs that may be earned by each NEO is as follows: Mr. Steinberg, 389% of target; Mr. Gerber, 361% of target; and Mr. Greiner, 373% of target. To the extent earned, the PSUs vest in three equal annual installments, with the first installment vesting on the date the Company determines the number of PSUs that are eligible to vest for such quarter, and the second and third installments vesting on the first and second anniversaries of such determination date. In the event of the executive’s termination by the company without cause or due to the executive’s death or disability, or resignation by the executive for good reason, any earned PSUs will vest on the date of such termination or resignation and, in connection with a termination without cause or resignation for good reason only, those PSUs otherwise eligible to be earned for the quarter in which such termination or resignation occurs will remain outstanding and eligible to vest on the first determination date that occurs following such termination or resignation based on actual performance for such quarter. The unearned portion of the PSUs are expected to expire on January 1, 2027.

Other Elements of Compensation
Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match 25% of contributions made by participants in the 401(k) plan up to 6% of the employee contributions, and these matching contributions vest over a period of four years. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life insurance.

In addition, for 2022, we provided Mr. Steinberg and Mr. Gerber with certain limited executive perquisites. For Mr. Steinberg these included expenses associated with a company-provided corporate apartment, certain club membership fees, executive concierge services as part of Mr. Steinberg’s health insurance coverage. For Mr. Gerber these included executive concierge services as part of Mr. Gerber’s health insurance coverage. The amounts paid pursuant to these arrangements for 2022 are included in the “All Other Compensation” column of the 2022 Summary Compensation Table above.

We believe the perquisites and other benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022.

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)	Vesting Schedule
David Steinberg	2/23/2022			112,500	$919,125	(3)
	2/23/2022	775,000	$6,331,750			(4)
	8/18/2021			100,000	817,000	(3)
	8/18/2021	364,375	2,976,944			(5)
	6/14/2021	437,500	3,574,375			(6)
	12/30/2011 - 9/1/2020	17,458,512	142,636,043			(7)
Steven Gerber	2/23/2022			82,500	674,025	(3)
	2/23/2022	160,000	1,307,200			(4)
	8/18/2021			50,000	408,500	(3)
	8/18/2021	51,563	421,270			(5)
	6/14/2021	62,500	510,625			(5)
	2/12/2013 - 2/25/2021	3,041,505	24,849,096			(8)
Christopher Greiner	2/23/2022			68,750	561,688	(3)
	2/23/2022	118,000	964,060			(4)
	8/18/2021			50,000	408,500	(3)
	8/18/2021	51,563	421,270			(5)
	6/14/2021	62,500	510,625			(5)
	2/17/2020 - 2/1/2021	2,091,239	17,085,423			(8)

_____________________

(1)

Amounts shown represent restricted stock awards and PSUs granted to the named executive officer. Certain outstanding awards have been transferred other than for value by the named executive officer to trusts or other entities.

(2)	Amount shown is based on a price per share of $8.17, which was the closing price of our Class A common stock as of December 31, 2022.
(3)

Represents PSUs at the threshold level of performance, which is 25% of target. 2021 PSUs will be earned between 0% and 200% of target based upon the volume-weighted average closing price per share of our Class A Common Stock during the final 20 consecutive trading days of each fiscal quarter beginning with the second fiscal quarter of 2022 and ending with, and including, the fourth fiscal quarter of 2025. 2022 PSUs will be earned between 0% of target and a varying maximum percentage of target for each NEO based upon the volume-weighted average closing price per share of our Class A Common Stock during the final 20 consecutive trading days of each fiscal quarter beginning with the fourth fiscal quarter of 2022 and ending with, and including, the fourth fiscal quarter of 2026. The maximum number of PSUs that may be earned by each NEO is as follows: Mr. Steinberg, 389% of target; Mr. Gerber, 361% of target; and Mr. Greiner, 373% of target. To the extent earned, the PSUs vest in three equal annual installments, with the first installment vesting on the date the Company determines the number of PSUs that are eligible to vest for such quarter, and the second and third installments vesting on the first and second anniversaries of such determination date. The PSUs are subject to accelerated vesting in connection with certain qualifying terminations of employment. See the section entitled “Equity Compensation” above for additional information. The unearned portion of the 2021 PSUs and 2022 PSUs are expected to expire on January 1, 2026 and January 1, 2027, respectively.

(4)

Unvested shares of Class A common stock vest as to 25% of the shares on March 14, 2023 and the remaining 75% of the shares will vest quarterly thereafter over three years. The restricted shares are subject to accelerated vesting in connection with certain qualifying terminations of employment. See the section entitled “Executive Compensation Arrangements” below for additional information.

(5)

Unvested shares of Class A common stock vest in 10 equal quarterly installments from March 14, 2023 through June 14, 2025. The restricted shares are subject to accelerated vesting in connection with certain qualifying terminations of employment. See the section entitled “Executive Compensation Arrangements” below for additional information.

(6)

Unvested shares of Class B common stock vest in 10 equal quarterly installments from March 14, 2023 through June 14, 2025. The restricted shares are subject to accelerated vesting in connection with certain qualifying terminations of employment. See the section entitled “Executive Compensation Arrangements—Employment Agreement with Mr. Steinberg” below for additional information.

(7)

Unvested shares of Class B common stock vest in 14 equal quarterly installments from March 14, 2023 through June 14, 2026. In the event we complete secondary offerings of our common stock, these awards will vest, subject to the Board’s approval, in an amount equal to the number of such unvested awards held by Mr. Steinberg on the date of the applicable secondary offering, multiplied by the greater of (a) 25% and (b) a percentage equal to (i) the number of shares sold in the secondary offering divided by (ii) the number of shares of our common stock outstanding as of the effective date of our IPO (as adjusted for stock splits, reverse stock splits and similar events). In the event we have a change in control, these awards will vest in full.

(8)

Unvested shares of Class A common stock vest in 14 equal quarterly installments from March 14, 2023 through June 14, 2026. In the event we complete secondary offerings of our common stock, these awards will vest, subject to the Board’s approval, in an amount equal to the number of such unvested awards held by the applicable NEO on the date of the applicable secondary offering, multiplied by a percentage equal to (i) the number of shares sold in the secondary offering divided by (ii) the number of shares of our common stock outstanding as of the effective date of our IPO (as adjusted for stock splits, reverse stock splits and similar events).

Executive Compensation Arrangements
Employment Agreement with Mr. Steinberg

In connection with our IPO, we entered into an employment agreement with Mr. Steinberg (the “Steinberg Agreement”). The Steinberg Agreement has an initial two year term commencing on the effective date of our IPO that will automatically renew for successive one year periods thereafter unless we or Mr. Steinberg do not renew the agreement. The Steinberg Agreement entitles Mr. Steinberg to an annual base salary and a target annual bonus opportunity, expressed as a percentage of his annual base salary. See the sections above entitled “2022 Salaries” and “2022 Bonuses” for such base salary and target bonus amounts in effect during 2022. Mr. Steinberg is also entitled to corporate housing while he is in New York City.

In the event Mr. Steinberg’s employment is terminated without Cause, due to his disability, or Mr. Steinberg resigns for Good Reason (as defined below), he will be entitled to, subject to executing a release of claims, an amount equal to his annual base salary and annual target bonus generally payable over 12 months following his termination, a lump sum payment equal to a pro-rated annual target bonus, 12-months of the employer portion of the premium costs for COBRA coverage, full vesting of his outstanding time-based equity awards and vesting of his outstanding performance-based equity awards to the extent the applicable performance conditions are achieved within 12 months of Mr. Steinberg’s termination. In the event we have a change in control and during the 24-month period following the change of control Mr. Steinberg is terminated without Cause or resigns for Good Reason, Mr. Steinberg will be entitled to, subject to executing a release of claims and in lieu of any other severance, an amount equal to two times his annual base salary and annual target bonus paid in a lump sum, a lump sum payment equal to a pro-rated annual target bonus, 18-months of the employer portion of the premium costs for COBRA coverage, full vesting of his outstanding time-based equity awards and vesting of his outstanding performance-based equity awards to the extent the applicable performance conditions are achieved within 12 months of Mr. Steinberg’s termination. If Mr. Steinberg dies, his estate is entitled to full vesting of his outstanding time-based equity awards and vesting of his outstanding performance-based awards to the extent the applicable performance conditions are achieved within 12 months of his death. In the event Mr. Steinberg terminates employment for any reason other than Cause, he is entitled to be included in the slate for re-election to the Board at every shareholder meeting at which Mr. Steinberg’s term as a member of the Board would otherwise expire, to the extent he owns, directly or directly, at least 5% of our shares. In the event Mr. Steinberg is terminated for Cause and agrees to extend his non-solicitation agreement until the fifth anniversary of the date of our IPO, the equity awards granted to him prior to our IPO will continue to vest during such extended non-solicitation period. In the event we have a change in control, any equity awards held by Mr. Steinberg will vest in full.

For purposes of the Steinberg Agreement, “Cause” generally means his conviction of or plea of guilty or no-contest to a felony resulting from fraudulent acts against us that is reasonably likely to result in material harm to us. A “without Cause” termination under the Steinberg Agreement also includes the non-renewal of the Steinberg Agreement by us or due to our inability to enter into a mutually acceptable successor employment agreement with Mr. Steinberg at the end of the then applicable term. For purposes of the Steinberg Agreement, “Good Reason” generally means, without his written consent, a reduction in his base salary or target annual bonus, a diminution of his duties, responsibilities, powers or authorities, the requirement that his principal office location is moved more than 50 miles from the then office location, a material breach by us of the Steinberg Agreement or any other written agreement between us and Mr. Steinberg and a failure of a successor to assume the Steinberg Agreement in the event we incur a change in control.

Mr. Steinberg is also subject to standard confidentiality and intellectual property provisions, as well as a 12-month non-solicitation of customers, vendors, suppliers, business development partners and employees.

Employment Agreements with Mr. Gerber and Mr. Greiner

In connection with the IPO, we entered into an employment agreement with each of Mr. Gerber and Mr. Greiner. The employment agreements have an initial two year term commencing on the effective date of our IPO that will automatically renew for successive one year periods thereafter unless either party elects to not renew the employment agreement. The employment agreements entitle Mr. Gerber and Mr. Greiner to an annual base salary and a target annual bonus opportunity, expressed as a percentage of annual base salary. See the sections above entitled “2022 Salaries” and “2022 Bonuses” for such base salary and target bonus amounts in effect during 2022.

Each employment agreement provides that in the event that either Mr. Gerber’s or Mr. Greiner’s employment is terminated without Cause or he resigns for Good Reason (as defined below), he will be entitled to, subject to executing a release of claims and in lieu of any other severance, an amount equal to 1.5 times his annual base salary and annual target bonus generally payable over 18 months following his termination, a lump sum payment equal to a pro-rated annual target bonus, 18 months of the employer portion of the premium costs for COBRA coverage, full vesting of his outstanding time-based equity awards and vesting of his outstanding performance-based equity awards to the extent the applicable performance conditions are achieved within 12 months of termination. Each employment agreement also provides that in the event that either Mr. Gerber’s or Mr. Greiner’s employment is terminated by the company due to his disability, he will be entitled to an amount equal to one half of his annual base salary and annual target bonus generally payable over six months following his termination, full vesting of his outstanding time-based equity awards and vesting of his outstanding performance-based equity awards to the extent the applicable performance conditions are achieved within 12 months of termination. If either Mr. Gerber or Mr. Greiner dies, his estate will be entitled to full vesting of his outstanding time-based equity awards and vesting of his outstanding performance-based awards to the extent the applicable performance conditions are achieved within 12 months of his death.

For purposes of the employment agreements, “Cause” generally means his conviction of or plea of guilty or no-contest to a felony that is reasonably likely to adversely and significantly affect our business, his willful and repeated failure or refusal to perform reasonably assigned duties which is materially harmful to the business, willful misconduct which is materially harmful to the business, or a material breach of the employment agreement or fiduciary duty, which is likely to adversely and significantly affect the business. For purposes of the employment agreement, “Good Reason” generally means, without his written consent, a reduction in his base salary or target annual bonus, a material diminution of his duties, responsibilities, powers or authorities, the requirement that his principal office location is moved more than 50 miles from the then office location, a material breach by us of the employment agreement or any other written agreement between us and a failure of a successor to assume the employment agreement in the event we incur a change in control.

Director Compensation

In 2022, our Board approved, effective January 1, 2022, a director compensation program pursuant to which each non-employee director is eligible for (i) an annual equity award of $150,000 in shares of restricted stock on July 1 of each year, subject to the director’s continued service as a director through such date; and (ii) an annual cash retainer of $100,000, payable in arrears in four equal quarterly installments, prorated for the portion of each calendar quarter actually served as a non-employee director. The restricted shares granted under the director compensation program will vest as to 25% of the shares on first anniversary of the date of grant and as to 25% of the shares on each October 1, January 1 and April 1 thereafter, subject to continued service as a non-employee director through each such vesting date and accelerated vesting upon a change in control.

Under our director compensation program, each non-employee director may elect to receive shares of our Class A common stock in lieu of the director’s quarterly cash retainer for Board service. The number of shares payable at the end of each quarter is determined by dividing the cash amount of the retainer by the closing price of our Class A common stock on the final trading day of such quarter. Cash is paid in lieu of any fractional shares.

2022 Director Compensation

The following table sets forth the compensation earned by our non-employee directors for their service on our board during 2022.

Name	Fees earned or paid in cash(1)	Stock Awards(2)	Total ($)
Jené Elzie	$ 100,000	$ 150,000	$ 250,000
Robert Niehaus	$ 100,000	$ 150,000	$ 250,000
William Royan	$ 100,000	$ 150,000	$ 250,000
William A. Landman	$ 100,000	$ 150,000	$ 250,000
John Sculley	$ 100,000	$ 150,000	$ 250,000
Jeanine Silberblatt (3)	$ 54,167	$ 150,000	$ 204,167

(1)

Amounts reflect the annual cash retainer earned under our director compensation program for service on our Board during 2022. Beginning the first quarter of 2022 with respect to Mr. Landman, and third quarter of 2022 with respect to Mr. Sculley, these directors each elected to receive their quarterly payment of their annual cash retainer in the form of restricted shares of our Class A common stock, which vests as to 25% of the award one year from the grant date and as to the remaining 75% in four equal quarterly installments beginning on the first anniversary of the grant date. Accordingly, on April 1, 2022, Mr. Landman was granted 1,960 restricted shares of Class A common stock (in lieu of $25,000 of cash fees for service during the first quarter of 2022); on July 1, 2022, Mr. Landman was granted 5,530 restricted shares of Class A common stock (in lieu of $25,000 of cash fees for service during the second quarter of 2022); on October 1, 2022, Mr. Landman and Mr. Sculley were each granted 3,782 restricted shares of Class A common stock (in lieu of $25,000 of cash fees for service during the third quarter of 2022); and on January 1, 2023, Mr. Landman and Mr. Sculley were each granted 3,060 restricted shares of Class A common stock (in lieu of $25,000 of cash fees for service during the fourth quarter of 2022).

(2)

Amounts reflect the full grant-date fair value of restricted stock awards granted during 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted stock awards made to our directors in Note 13 to the consolidated financial statements included in our 2022 Annual Report on Form 10-K.

(3)

Ms. Silberblatt was elected to the Board on June 15, 2022 and amounts shown reflect the compensation earned under our director compensation program for her partial year of service as a director during 2022.

The table below shows the aggregate numbers of unvested stock awards held as of December 31, 2022 by each non-employee director who was serving as of December 31, 2022. Certain outstanding awards have been transferred by the director to trusts or other entities.

Name	Unvested Restricted Shares Outstanding at Fiscal Year End
Jené Elzie	39,822
Robert Niehaus	483,591
William Royan	35,128
William Landman	1,332,506
John Sculley	1,591,830
Jeanine Silberblatt	35,128

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth the beneficial ownership of Zeta’s Class A Common Stock and Class B Common Stock as of April 17, 2023 by:

•
each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Class A common stock or Class B common stock;
•
each of Zeta’s current named executive officers and directors; and
•
all current executive officers and directors of Zeta as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 176,197,888 shares of Class A common stock and 31,723,379 shares of Class B common stock outstanding as of April 17, 2023. “Percentage of Total Voting Power” represents voting power with respect to all outstanding shares of our Class A common stock and Class B common stock, as a single class, as of April 17, 2023. The holders of our Class B common stock are entitled to 10 votes per share, and holders of our Class A common stock are entitled to one vote per share. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 17, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, Zeta believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Beneficial Owner(1)	Class A Common Stock		Class B Common Stock		% of Total Voting Power†
	Number of Shares	%	Number of Shares	%
5% or Greater Stockholders:
Entities affiliated with Greenhill Capital Partners(2)	15,246,891	8.7%	—	—	3.1%
Entities affiliated with GPI Capital Gemini HoldCo LP(3)	16,237,054	9.2%	—	—	3.3%
ACI Investment Partners, LLC(4)	954,944	*	25,964,110	81.8%	52.8%
Executive Officers and Directors:
David A. Steinberg(5)	3,021,288	1.7%	31,723,379	100.0%	64.9%
Steven Gerber(6)	3,072,980	1.7%	—	—	*
Christopher Greiner(7)	2,163,141	1.2%	—	—	*
William Landman(8)	1,403,267	*	—	—	*
Robert Niehaus(9)	15,282,019	8.7%	—	—	3.1%
William Royan(10)	16,272,182	9.2%	—	—	3.3%
John Sculley(11)	2,124,606	1.2%	—	—	*
Jené Elzie(12)	53,902	*	—	—	*
Jeanine Silberblatt(13)	35,128	*	—	—	*
All directors and executive officers as a group (9 individuals)	43,428,513	24.9%	31,723,379	100.0%	73.1%

_____________________

*	Less than one percent.
†

Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.

(1)	Unless otherwise noted, the business address of each of those listed in the table is 3 Park Avenue, 33rd Floor, New York, NY 10016.
(2)

Consists of: (i) 7,201,374 shares of Class A common stock held directly by Greenhill Capital Partners III, L.P., of which GCP Managing Partner III, L.P. (“Greenhill III GP”) is the general partner; (ii) 1,410,594 shares of Class A common stock held directly by Greenhill Capital Partners (Cayman Islands) III, L.P., of which Greenhill III GP is the general partner; (iii) 3,003,431 shares of Class A common stock held directly by Greenhill Capital Partners (Employees) III, L.P., of which Greenhill III GP is the general partner; (iv) 1,300,806 shares of Class A common stock held directly by Greenhill Capital Partners (GHL) III, L.P., of which Greenhill III GP is the general partner; (v) 1,407,245 shares of Class A common stock held directly by GCP Capital Partners IV, L.P., of which GCP Managing Partner

IV, L.P. (“Greenhill IV GP”) is the general partner; and (vi) 26,510 shares of Class A common stock held directly by GCP Capital Partners (Cayman) IV, L.P., of which Greenhill IV GP is the general partner. Also includes 896,931 shares of restricted Class A common stock. The general partner of Greenhill III GP is GCP Managing Partner III GP, LLC, which has sole voting and investment power. Robert Niehaus, Frank Pottow, Boris Gutin and Cyrus Hormazdi are the members of the investment committee of GCP Capital Partners, LLC, the investment manager of each of the Greenhill shareholders, and share such powers. The general partner of Greenhill IV GP is GCP Managing Partner IV GP, LLC, which has sole voting and investment power. Robert Niehaus, Frank Pottow, Boris Gutin and Cyrus Hormazdi are the members of the investment committee of GCP Capital Partners, LLC, the investment manager of each of the Greenhill shareholders, and share such powers. Mr. Niehaus, a member of our board of directors, is a member of the investment committee of Greenhill Capital Partners, and may be deemed to share voting and investment power over the shares held by the entities associated with Greenhill Capital Partners. The principal business address of the entities mentioned in this footnote is 600 Lexington Ave., 31st Floor, New York, NY 10022.

(3)

Shares held directly by GPI Capital, L.P. GPI Capital, LLC (“GPI LLC”) is (i) the sole member of GPI GP Limited, which is the general partner of GPI GP LP, which is the general partner of GPI Capital Gemini HoldCo LP and (ii) the general partner of GPI Capital, L.P. William T. Royan, Khai Ha and Aleksander Migon are the members of the Investment Committee of GPI LLC. Mr. Royan, a member of our board of directors, may be deemed to share voting and investment power over the shares held by the entities associated with GPI LLC. The principal business address of entities mentioned in this footnote is 1345 Avenue of the Americas, 32nd Floor, New York, NY 10105.

(4)

Consists of (i) 42,444 shares of Class A common stock and 912,500 shares of restricted Class A common stock and (ii) 10,474,923 shares of Class B common stock and 15,489,187 shares of restricted Class B common stock, held by ACI Investment Partners, LLC, of which Mr. Steinberg, our Co-Founder and Chief Executive Officer is the managing member.

(5)

Consists of (i) 15,337 shares of Class B common stock held by CAIVIS Acquisition Corp. II, which is a wholly owned subsidiary of CAIVIS Investment Company V, LLC, of which Mr. Steinberg is the majority shareholder; (ii) 194,601 shares of Class B common stock held by Kica Investments LLC, of which Mr. Steinberg is managing member; (iii) 487,043 shares of Class A common stock, 5,005,905 shares of Class B common stock and 77,849 shares of restricted Class B common stock held by IAC Investment Company IX, LLC, of which Mr. Steinberg is managing member; (iv) 10,260 shares of Class A common stock, 171,720 shares of restricted Class A common stock and 72,780 shares of Class B common stock held by Kristen Steinberg, Mr. Steinberg’s spouse; (v) 1,390,000 shares of Class A common stock held by Kristin Kuehl, with whom Mr. Steinberg is party to a voting agreement; (vi) 7,321 shares of Class A common stock held directly by Mr. Steinberg and (vii) the shares described in footnote (5) above. Additionally, Mr. Steinberg is co-trustee of seven irrevocable family trusts (together the “Steinberg Family Trusts”), which collectively hold 342,431 shares of Class B common stock and 50,366 shares of restricted Class B common stock. Mr. Steinberg may be deemed to share beneficial ownership of the shares held of record by the Steinberg Family Trusts.

(6)	Consists of 25,601 shares of Class A common stock and 3,047,379 shares of restricted Class A common stock held by the Evergreen Revocable Trust, for which Mr. Gerber serves as trustee and beneficiary.
(7)	Consists of 29,653 shares of Class A common stock and 2,133,488 shares of restricted Class A common stock held directly by Mr. Greiner.
(8)

Consists of (i) 206,389 shares of Class A common stock and 400,776 shares of restricted Class A common stock held by Beth Landman, Mr. Landman’s spouse, (ii) 1,940 shares of Class A common stock held of record by Capital Management Systems, LLC, of which Mr. Landman is a managing member, (iii) 1,850 shares of Class A Common Stock held of record by CMS Sub Management Company, of which Mr. Landman is a director and executive officer, (iv) 47,895 shares of Class A common stock held directly by Mainline Special Opportunities Fund, L.P. (“MainLine”), (v) 490 shares of Class A common stock and 51,278 shares of restricted Class A common stock held directly by Mr. Landman and (vi) 66,668 shares of Class A common stock and 133,332 shares of restricted Class A common stock held directly by CMS Platinum Fund, L.P., of which MSPS Platinum, Inc. (“CMS GP”) is the general partner. Mr. Landman, a member of our board of directors, is the senior managing director of CMS GP and may be deemed to share voting and investment power over the shares held by CMS GP. MainLine SO Associates, L.P. is the general partner of MainLine, and MainLine SO GP, LLC is the general partner of MainLine’s general partner. Mr. Landman is MainLine SO GO, LLC’s manager. The principal business address of Mr. Landman and the entities identified in this footnote is 308 E. Lancaster Avenue, Suite 300, Wynnewood, PA 19096.

(9)	Consists of shares described in footnote (2) above and 35,128 shares of restricted Class A common stock held by Mr. Niehaus.
(10)	Consists of the shares described in footnote (3) above and 35,128 shares of restricted Class A common stock held by Mr. Royan.
(11)

Consists of (i) 349,981 shares of Class A common stock and 734,461 shares of restricted Class A common stock held directly by The Bluedge Revocable Trust, for which Mr. Sculley serves as trustee and beneficiary and (ii) 349,981 shares of Class A common stock and 690,183 shares of restricted Class A common stock held directly by The Denim Revocable Trust, for which Mr. Sculley serves as co-trustee and may be deemed to share voting and investment power over such shares.

(12)	Consists of (i) 18,774 shares of Class A common stock and (ii) 35,128 shares of restricted Class A common stock held directly by Ms. Elzie.
(13)	Consists of 35,128 shares of restricted Class A common stock held directly by Ms. Silberblatt.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act and the rules of the SEC require our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of their ownership and changes in ownership of our Common Stock with the SEC. As a practical matter, we assist our directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based solely on our review of the reports filed during 2022 and related written representations, we determined that no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report on a timely basis during 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our legal department is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and Conduct, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

All transactions described below that were entered into following the closing of our IPO in 2021 were undertaken in compliance with our Related Person Transaction Policy described above, including review and approval by our Audit Committee

Relationships and Transactions with Directors, Executive Officers and Significant Stockholders
Zeta’s Related Party Transactions

The following includes a summary of transactions since January 1, 2022 and any currently proposed transactions to which we were or are expected to be a participant in which (1) the amount involved exceeded or will exceed $120,000, and (2) any of our directors, executive officers or holders of more than 5% of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the section titled “Executive and Director Compensation.”

Related Party Transactions
Agreement with Casting Made Simple Corp.

Casting Made Simple Corp. (“CMS”) is an entity owned by Caivis Acquisition Corp. II, Caivis Acquisition Corp. IV, Caivis Investment Company V, LLC and Caivis Investment Company VI, LLC (collectively, the “Caivis Group”), in which David Steinberg, our Chief Executive Officer, owns a controlling interest, and the Chief Executive Officer’s spouse. On December 28, 2018, the Company entered into an agreement with CMS to monetize traffic generated through websites owned by CMS and give a profit share to CMS. The profit shared by the Company with CMS, which amounted to $207,000 for the year ended December 31, 2022, was recognized as direct cost of revenues in the Company’s consolidated statements of operations and comprehensive loss. As of December 31, 2022, the Company had outstanding payables of $25,000 to CMS and included in the “accounts payable and accrued expenses” in its consolidated balance sheet.

Executive Officer and Director Compensation

Please see “Executive and Director Compensation” for information regarding the compensation of our directors and executive officers.

Employment Agreements

We have entered into offer letter agreements with our executive officers that, among other things, provide for certain compensatory and change in control benefits, as well as severance benefits. For a description of these agreements with our named executive officers, see the section titled “Executive and Director Compensation—Executive Compensation Arrangements.”

Indemnification Agreements

Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law. We have entered into indemnification agreements with our current directors and certain of our executive officers. These indemnification agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as a director or officer, or any other company or enterprise to which the person provides services at our request.

Policies and Procedures for Transactions with Related Persons

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of our audit committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, in which such person would have a direct or indirect material interest, must be presented to our Board or our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts of the transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, and shall also take into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and Conduct.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 3 Park Ave, 33rd Floor, New York, NY 10016 in writing not later than December 29, 2023.

Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than February 10, 2024 and no later than March 11, 2024. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 9, 2024, then our Secretary must receive such written notice not earlier than the 120th day prior to the 2024 annual meeting and not later than the later of the 90th day prior to the 2024 Annual Meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing requirements under the Company’s Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2024 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

ZETA’S ANNUAL REPORT ON FORM 10-K

A copy of Zeta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 17, 2023 without charge upon written request addressed to:

Zeta Global Holdings Corp.

Attention: Secretary

3 Park Ave, 33rd Floor

New York, NY 10016

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.edocumentview.com/ZETA. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 at www.investors.zetaglobal.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

/s/ Steven Vine

Steven Vine
General Counsel and Secretary

New York, NY
April 27, 2023

ZETA VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59pm, ET, on June 8, 2023

Online
Go to **www.investorvote.com/ZETA**
or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at
www.investorvote.com/ZETA

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2023 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors unanimously recommends a vote FOR all director nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - William Landman	☐	☐	02 - Robert Niehaus	☐	☐	03 - Jeanine Silberblatt	☐	☐

Note: By execution of this Proxy Card, the undersigned hereby authorizes the proxies to vote, in their discretion, on any business that may properly be brought before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH DIRECTOR NOMINEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

3 1 B V

2023 Annual Meeting Admission Ticket

2023 Annual Meeting of Zeta Global Holdings Corp. Stockholders
June 9, 2023, 1:00pm ET
Offices of Latham & Watkins LLP
1271 Avenue of the Americas, New York, NY 10020

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.envisionreports.com/ZETA

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ZETA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Zeta Global Holdings Corp.

Notice of 2023 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 9, 2023

By signing this proxy, the undersigned revokes all prior proxies and appoints David Steinberg and Steven Vine, or any of them, each with full power of substitution, as proxies, and hereby authorizes them to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Zeta Global Holdings Corp. to be held on June 9, 2023 or at any postponement or adjournment thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

Shares represented by this proxy will be voted as directed by the undersigned. If no such directions are indicated, the Proxies will have authority to vote FOR each director nominee in Proposal 1 and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.